UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2013

GLOBAL VISION HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54050	27-2553082

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19200 Von Karman Ave., 6th Floor, Irvine, CA	92612

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (775) 332-4200

Versant International, Inc.

(Former name, changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Effective as of January 8, 2013, the Company filed Amended and Restated Articles of Incorporation, with the principal effect of changing the Company’s corporate name from “Versant International, Inc.” to “Global Vision Holdings, Inc.” Effective January 11, 2013, the Company’s trading symbol was changed to “GVHIB”.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits:

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL VISION HOLDINGS, INC.

Date: January 17, 2013	By: /s/ Glen W. Carnes
Name: Glen W. Carnes
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of the Company.

4